Other License Agreements	12 Months Ended
Jun. 30, 2022
Licensing Arrangements [Abstract]
Other License Agreements
Note 4. Other License Agreements
Presage License Agreement
In September 2017, we, as licensee, entered into a license agreement with Presage Biosciences, Inc. (“Presage”). Under the terms of the license agreement, Presage granted to us exclusive worldwide rights to develop, manufacture and commercialize voruciclib, a clinical-stage, oral and selective CDK inhibitor, and related compounds. In exchange, we paid $2.9 million to Presage. With respect to the first indication, an incremental $2.0 million payment, due upon dosing of the first subject in the first registration trial, will be owed to Presage, for total payments of $4.9 million prior to receipt of marketing approval of the first indication in the U.S., EU or Japan. Additional potential payments of up to $179 million will be due upon the achievement of certain development, regulatory and commercial milestones. We will also pay mid-single
digit tiered royalties on the net sales of any product successfully developed. As an alternative to milestone and royalty payments related to countries in which we sublicense product rights, we will pay to Presage a tiered percentage (which decreases as product development progresses) of amounts received from such sublicensees.
Helsinn License Agreement
In August 2016, we entered into an exclusive worldwide license, development, manufacturing and commercialization agreement with Helsinn Healthcare SA, a Swiss pharmaceutical corporation, for pracinostat in acute myeloid leukemia, myelodysplastic syndrome and other potential indications (the “Helsinn License Agreement”). As of June 30, 2021, our performance obligations related to the Helsinn License Agreement had been met, and the Helsinn License Agreement was terminated in November 2021.